SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                                October 31, 2003
                        (Date of earliest event reported)


                              CAVALIER HOMES, INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




                  1-9792                                 63-0949734
-----------------------------------------       --------------------------------
            (Commission File No.               (IRS Employer Identification No.)



       32 Wilson Boulevard 100
          Addison, Alabama                                  35540
-----------------------------------------       --------------------------------
 (Address of principal executive offices)                 (Zip Code)




                                  (256) 747-9800
                        -------------------------------------
                (Registrant's telephone number, including area code)



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Item 9.           Regulation FD Disclosure.
                  ------------------------

                  On October 31, 2003, Cavalier Homes, Inc. (the "Company") issued a press release clarifying comments made on its third quarter conference call about its plan to reestablish compliance with the New York Stock Exchange's continued listing standards. A copy of the Company's press release is attached to this Form 8-K as Exhibit 99.1.

Limitation on Incorporation by Reference

                  In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   CAVALIER HOMES, INC.
                                                        (Registrant)


Date: October 31, 2003                    By       /s/ Michael R. Murphy
                                             -----------------------------------
                                                       Michael R. Murphy
                                                   Its Chief Financial Officer




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                               Exhibit Index
                               -------------

Exhibit                    Description
-------                    -----------

99.1                       Text of Press Release October 31, 2003.

                                                                    EXHIBIT 99.1



                                    From:             CAVALIER HOMES, INC.
                                    Approved by:      David Roberson
                                    Subject:          NYSE Compliance Plan
                                    Contact:          Mike Murphy (256) 747-9800

     CAVALIER CLARIFIES COMMENTS ABOUT ITS PLAN TO REESTABLISH COMPLIANCE
                WITH THE NYSE'S CONTINUED LISTING STANDARDS

      Addison, Ala. (October 31, 2003) - Cavalier Homes, Inc. (NYSE: CAV) today clarified remarks made during this morning's conference call, conducted in connection with the Company's release of third quarter 2003 results, regarding its plan to reestablish compliance with the New York Stock Exchange's continued listing standards. During the conference call, a question was raised regarding Cavalier's compliance with the plan, which establishes benchmarks for certain operating and capitalization criteria of the Company, including total market capitalization and total stockholders' equity. Company management indicated during the conference call today that the Company is currently on target with the quantitative goals and requirements set forth in the plan. The Company, while currently above the market capitalization requirement, falls slightly short of the target for stockholders' equity as set forth in the plan for the quarter ended September 27, 2003. Cavalier continues to have an active dialogue with the NYSE as the Company pursues its plan to restore compliance with the continued listing standards.

       Cavalier Homes, Inc. and its subsidiaries produce, sell, and finance manufactured housing. The Company markets its homes primarily through independent dealers, including exclusive dealers that carry only Cavalier products, and provides financial services primarily to retail purchasers of manufactured homes sold through its dealer network.

         With the exception of historical information, the statements made in this press release, including those containing the words "believe," "know," "will," "should," and words of similar import, and those relating to industry trends and conditions, Cavalier's expectations for its results of operations in future periods, acceptance of Cavalier's new product initiatives and the effect of these and other steps taken in the last several years on Cavalier's future sales and earnings, and Cavalier's plans and expectations for addressing current and future industry and business conditions, constitute forward-looking statements, are based upon current expectations, and are made pursuant to the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve certain known and unknown assumptions, risks and uncertainties that could cause actual results to differ materially from those included in or contemplated by the statements, including among other matters, significant competitive activity, including promotional and price competition; interest rates; increases in raw material and energy costs; changes in customer demand for Cavalier's products; inherent risks in the market place associated with new products and new product lines; and other risk factors listed from time to time in Cavalier's reports filed with the Securities and Exchange Commission, including, but not limited to, those discussed or indicated in Cavalier's Annual Report on Form 10-K for the period ended December 31, 2002, under the heading "Item 1. Business-Risk Factors," and its Quarterly Report on Form 10-Q for the period ended June 28, 2003, under the heading "Safe Harbor Statement under the Private Litigation Reform Act of 1995," as filed with the Securities and Exchange Commission. Cavalier disclaims any obligation to update any forward-looking statements as a result of developments occurring after the issuance of this press release.